UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 12, 2004

                                Ramp Corporation
                                ----------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

       0-24768                                                 84-1123311
       -------                                                 ----------
(Commission File Number)                                    (I.R.S. Employer
                                                          Identification Number)


                                 (212) 440-1500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

     33 Maiden Lane, New York, NY                                       10038
     ----------------------------                                       -----
(Address of Principal Executive Offices)                             (Zip Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         Ronald C. Munkittrick was appointed Chief Financial Officer of Ramp Corporation (the "Company") by the Company's Board of Directors, effective October 12, 2004.

         Mr. Munkittrick, 45, has been a consultant of the Company since early June 2004 and was a consultant to other entities from December 2003 through June 2004. Previously, Mr. Munkittrick served as Chief Financial Officer of Cape Success LLC, a staffing and information technology consulting company, from September 2001 through November 2003, Chief Financial Officer of Decima Ventures, a venture capital company, from April 2001 through September 2001, Chief Financial Officer of Site59.com, an online travel company, from April 2000 to April 2001, and Vice President of Finance of Genesis Direct, a direct marketing company, from November 1995 to April 2000.

         The Company has agreed to pay Mr. Munkittrick an annual base salary of $195,000 provided, however, that Mr. Munkittrick has agreed to a salary reduction to $120,000 per annum through December 31, 2004 and a salary reduction to $150,000 per annum from January 1, 2005 through March 31, 2005. The Company and Mr. Munkittrick are in the process of negotiating and formalizing an employment agreement on terms and conditions satisfactory to both parties.

         A copy of the Company's press release issued to announce the appointment of Mr. Munkittrick as the Company's Chief Financial Officer is furnished as Exhibit 99.1 hereto.

Item 9.01      Financial Statements and Exhibits

(c) Exhibits

    99.1  Press Release of the Company, dated October 13, 2004.

                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on October 18, 2004.

                                               RAMP CORPORATION

                                               /s/ Andrew Brown
                                               ---------------------------------
                                               By:  Andrew Brown
                                               Its: Chief Executive Officer
Date: October 18, 2004